UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.     )

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I-many, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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I-MANY, INC.

399 Thornall Street

Edison, New Jersey 08837

September 6, 2005

To the Stockholders of I-many, Inc.:

We cordially invite you to attend the 2005 Annual Meeting of Stockholders of I-many, Inc. to be held on Monday, October 10, 2005 at the Hilton Austin Hotel, 500 East 4th Street, Austin, Texas 78701. The meeting will begin promptly at 2:30 p.m., local time. We hope that it will be possible for you to attend.

The items of business are listed in the following Notice of Annual Meeting and are more fully addressed in the attached Proxy Statement.

Please date, sign and return your proxy card in the enclosed envelope as soon as possible to ensure that your shares will be represented and voted at the Annual Meeting even if you cannot attend. If you attend the Annual Meeting, you may vote your shares in person even though you have previously signed and returned your proxy.

On behalf of your Board of Directors, thank you for your continued support and interest in I-many, Inc.

Sincerely,

Yorgen H. Edholm
President and Chief Executive Officer

I-MANY, INC.

399 Thornall Street

Edison, New Jersey 08837

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

OCTOBER 10, 2005

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of I-many, Inc. will be held on October 10, 2005 at 2:30 p.m., local time, at the Hilton Austin Hotel, 500 East 4th Street, Austin, Texas 78701, for the following purposes:

1.	To elect six directors to hold office until the 2006 Annual Meeting of Stockholders;

2.	To ratify the selection by the Audit Committee of the Board of Directors of BDO Seidman, LLP for the year ending December 31, 2005 as independent registered public accountants for I-many, Inc.;

3.	To transact such other business as may properly come before the meeting or any adjournment of the meeting.

Only the holders of record of common stock of I-many, Inc. at the close of business on August 22, 2005 are entitled to notice of and to vote at the Annual Meeting of Stockholders and any adjournment thereof. A list of stockholders as of the close of business on August 22, 2005 will be available, during ordinary business hours, for 10 days prior to the meeting date for examination by any stockholder, his or her agent, or his or her attorney.

Your attention is directed to the Proxy Statement provided with this Notice.

By Order of the Board of Directors,

Yorgen H. Edholm
President and Chief Executive Officer

September 6, 2005

Edison, New Jersey

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

I-MANY, INC.

399 Thornall Street

Edison, New Jersey 08837

PROXY STATEMENT FOR ANNUAL MEETING

OF STOCKHOLDERS TO BE HELD OCTOBER 10, 2005

The 2005 Annual Meeting of Stockholders of I-many, Inc. will be held on Monday, October 10, 2005 at the Hilton Austin Hotel, 500 East 4th Street, Austin, Texas 78701, beginning promptly at 2:30 p.m., local time. The enclosed form of proxy is solicited by our Board of Directors. It is anticipated that this Proxy Statement and the accompanying proxy will first be mailed to holders of our common stock on or about September 6, 2005.

ABOUT THE MEETING

Why am I receiving this Proxy Statement and proxy card?

You are receiving a Proxy Statement and proxy card because you own shares of common stock in I-many, Inc. This Proxy Statement describes issues on which we would like you, as a stockholder, to vote. It also gives you information on these issues so that you can make an informed decision.

When you sign the proxy card, you appoint Yorgen H. Edholm and Robert G. Schwartz, Jr. as your representatives at the meeting. Messrs. Edholm and Schwartz will vote your shares at the meeting as you have instructed them on the proxy card. This way, your shares will be voted whether or not you attend the annual meeting. Even if you plan to attend the meeting, it is a good idea to complete, sign and return your proxy card in advance of the meeting in case your plans change.

If an issue comes up for vote at the meeting that is not on the proxy card, Messrs. Edholm and Schwartz will vote your shares in accordance with their best judgment.

What am I voting on?

You are being asked to vote on (1) the election of six directors and (2) the ratification of the appointment of BDO Seidman, LLP as our independent registered public accountants for the fiscal year ending December 31, 2005. No cumulative voting rights are authorized, and dissenters’ rights are not applicable to these matters.

Who is entitled to vote?

Only stockholders as of the close of business on August 22, 2005 are entitled to vote. This is referred to as the “Record Date.” Each share of common stock is entitled to one vote.

How do I vote?

You may vote by mail. You do this by signing your proxy card and mailing it in the enclosed prepaid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct. If you return a signed card but do not provide voting instructions, your shares will be voted FOR the named nominees for directors and FOR ratification of the appointment of the independent registered public accountants.

You may vote in person at the meeting. Written ballots will be given to stockholders of record who want to vote at the meeting. If you hold your shares in “street name” (through a broker or other nominee), you must request a legal proxy from your stockbroker in order to vote at the meeting.

If you hold your shares in street name, the bank or brokerage firm that is the record owner of your shares may offer you alternative ways to vote, including over the Internet of via a telephone.

How many votes do you need to hold the meeting?

Shares are counted as present at the meeting if the holder of those shares either is present and votes in person at the meeting or has properly submitted a proxy card.

As of August 22, 2005, 45,845,212 shares of our common stock were issued and outstanding. A majority of our outstanding shares as of the Record Date, equal to 22,922,607 shares, must be present at the meeting either in person or by proxy in order to hold the meeting and conduct business. This is called a quorum.

Shares of common stock represented in person or by proxy (including “broker non-votes” and shares that abstain or do not vote with respect to one or more of the matters to be voted upon) will be counted for the purpose of determining whether a quorum exists. “Broker non-votes” are shares that are held in “street name” by a bank or brokerage firm that indicates on its proxy that it does not have discretionary authority to vote on a particular matter.

If a quorum is not present, the meeting will be adjourned until a quorum is obtained.

What does it mean if I receive more than one proxy card?

It means that you have multiple accounts at the transfer agent and/or with brokers. Please sign and return all proxy cards to ensure that all your shares are voted.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

•	sending written notice to our Corporate Secretary at 399 Thornall Street, 12th Floor, Edison, NJ 08837 stating that you want to revoke your proxy;

•	signing another proxy with a later date and delivering it to the Corporate Secretary at the address above or at the meeting; or

•	voting in person at the meeting.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held in street name, the bank or brokerage firm that is the record owner of your shares may vote your shares under certain circumstances. These circumstances include certain routine matters, such as the election of directors. Therefore, if you do not vote your proxy in accordance with the instructions provided to you by the bank or brokerage firm, it may either vote your shares on routine matters or leave your shares unvoted.

A bank or brokerage firm cannot vote customers’ shares on non-routine matters. Therefore, if your shares are held in street name and you do not vote your proxy, your shares will not be voted on non-routine matters. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

How many votes must the nominees for election as directors receive to be elected?

The six nominees receiving the highest number of affirmative votes will each be elected as a director. This number is called a plurality. If a nominee is unable to stand for election, the Board of Directors may, by resolution, provide for a lesser number of directors or designate a substitute nominee. In the latter event, shares represented by proxies may be voted for a substitute nominee. Proxies cannot be voted for more than six nominees.

How many votes must the ratification of the selection of the independent registered public accountants receive to pass?

The ratification of the selection of the independent registered public accountants requires the affirmative vote of a majority of shares present in person or represented by proxy at the meeting and voting on the matter.

How will votes be counted?

Election of Directors.    You may vote “FOR” or you may “WITHHOLD AUTHORITY” to vote for each nominee. A properly executed proxy marked “WITHHOLD AUTHORITY” will not be voted, although it will be counted for purposes of determining whether there is a quorum. If you just sign your proxy card with no further instructions, your shares will be counted as a vote “FOR” each of the nominees for director. You may withhold authority to vote for a particular nominee by marking the “FOR” box and striking a line through the name of the nominee. Your shares will be voted for the remaining nominees.

Ratification of the Selection of Independent Registered public accountants.    You may vote “FOR” or “AGAINST” the ratification of the selection of the independent registered public accountants, or you may “ABSTAIN” from voting on this issue. Abstentions are counted for purposes of establishing a quorum. Because ratification of the selection of the independent registered public accountants requires a vote “FOR” such ratification by a majority of shares voting, abstentions and broker non-votes will have no effect on the outcome of voting on such matter. If you sign your proxy card with no further instructions, your shares will be counted as a vote “FOR” the ratification of the selection of the independent registered public accountants.

All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Is my vote confidential?

Yes. Only the inspector of elections and certain employees will have access to your proxy card. They will tabulate and certify the vote. All comments will remain confidential, unless you ask that your name be disclosed.

Where do I find the voting results of the meeting?

We will announce preliminary voting results at the meeting and will publish the final results in our annual report on Form 10-K for the year ended December 31, 2005. That report is filed with the Securities and Exchange Commission, and you can get a copy by contacting our Corporate Secretary at (207) 774-3244, the Securities and Exchange Commission at (800) SEC-0330 for the location of the nearest public reference room, or through the SEC’s EDGAR system at www.sec.gov.

PROPOSAL 1

ELECTION OF DIRECTORS

The Nominating and Corporate Governance Committee of the Board of Directors has recommended for nomination, and the Board of Directors has nominated, Yorgen H. Edholm, Steven L. Fingerhood, Murray B. Low, Mark R. Mitchell, Karl E. Newkirk and John Rade to stand for election or re-election as directors at the Annual Meeting. Each director elected at the Annual Meeting will serve a one-year term until his or her successor is elected and qualified at the 2006 Annual Meeting of Stockholders.

These nominations comply with the terms of the Settlement Agreement among the Company and certain persons affiliated with Ramius Capital Group, LLC, dated June 28, 2005 (the “Settlement Agreement”). If any nominee is unable to serve, a successor may be appointed by the party to the Settlement Agreement that nominated him. In addition, the committee assignments approved by the Board of Directors in August 2005 and described below comply with the Settlement Agreement. See “Committees of the Board of Directors,” below. The Settlement Agreement, which is described more fully in the Company’s Current Report on Form 8-K filed June 30, 2005, will expire at the conclusion of the Annual Meeting.

Except as otherwise provided herein, the proxy cannot be voted for the election of a person to fill a directorship for which no nominee is named in this Proxy Statement. The Board of Directors has no reason to believe that any of the nominees for the office of director will be unavailable for election as a director. However, if at the time of the annual meeting any of the nominees should be unable to serve or, for good cause, will not serve, the persons named in the proxy will vote as recommended by the Board of Directors to elect substitute nominees recommended by the Board of Directors. In no event can a proxy be voted to elect more than six directors.

The following list sets forth the names of the nominees and also contains, as to each nominee, certain biographical information, a brief description of principal occupation and business experience, and certain other information. This information has been furnished by the respective individuals.

YORGEN H. EDHOLM, age 50, has served as a director since July 2005 and as President and Chief Executive Officer since August 8, 2005. Mr. Edholm is also currently on leave as the President and CEO of Accellion, Inc. a privately-held developer of Secure File Transfer solutions headquartered in Palo Alto, California. Prior to joining Accellion in August 2003, Mr. Edholm was President and CEO of DecisionPoint Applications, an analytical applications company. From 1989 to January 2001, Mr. Edholm co-founded Brio Software and served as its President and CEO. Mr. Edholm earned an MBA from the Stockholm School of Economics and a Masters in Engineering Physics from the Royal Institute of Technology in Stockholm.

STEVEN L. FINGERHOOD, age 47, has served as a director since July 2005. Mr. Fingerhood is a co-founder and the manager of ZF Partners, LP, a private investment partnership that invests in technology and technology-enabled service companies, including I-many. Before co-founding ZF Partners in 2003, he founded Zero Gravity Technologies Corp. in 2000, which developed document security solutions, and served as its Chairman and CEO until its sale to InterTrust Technologies Corporation in 2001, where he served as Senior Vice President until 2003. Prior to that, he founded and led Direct Language Communications, Inc., a leading provider of localization services to the technology industry. Mr. Fingerhood holds an AB in Economics from Harvard College and a J.D. from Harvard Law School.

MURRAY B. LOW, age 52, has served as a director since October 2000. Dr. Low has been a professor at Columbia Business School since 1990. Professor Low also has been Associate Professor and Executive Director of the Eugene M. Lang Center for Entrepreneurship at Columbia Business School since it was established in July 2000. Since January 1996, he also has been president of Low & Associates, a consulting firm. Professor Low received a Ph.D. in Entrepreneurial Management from the University of Pennsylvania.

MARK R. MITCHELL, age 44, has served as a director since July 2005. Mr. Mitchell is a Managing Director of Ramius Capital Group, LLC, a private investment management firm, a position he has held since 1999. He is also a member of the board of directors of CPI Corporation, a portrait photography company listed on the NYSE. Mr. Mitchell has over 21 years of investment management experience and currently heads Ramius’ Merger Arbitrage business and co-heads Ramius’ Opportunistic Value Investing business. Mr. Mitchell holds a BS in Economics from the University of Pennsylvania, Wharton School of Business, and an MBA from New York University, Stern School of Business.

KARL E. NEWKIRK, age 64, has served as a director since February 2002. Mr. Newkirk was a partner at Accenture LLP (formerly Andersen Consulting) from 1972 through December 2001. He currently sits on the board of directors of Ariba Inc., a publicly-traded company. Mr. Newkirk graduated from Case Institute of Technology with a degree in Industrial Engineering and subsequently received his M.B.A. from Case Western Reserve University.

JOHN A. RADE, age 70, has served as a director since July 2005 and as Chairman of the Board since August 8, 2005. Mr. Rade was the President and CEO of AXS-One, Inc., formerly Computron Software, Inc., a publicly-traded software company, from 1997 until his retirement in 2004. Before joining Computron, he managed the pharmaceutical industry practice for American Management Systems, Inc., a management consulting and information technology company. He is a founder of S-Cubed, Inc., a developer and marketer of advanced software development tools. Mr. Rade’s career in software and information technology includes international management postings, spans several decades and includes leadership roles in other software development companies, management consulting and industrial automation. Mr. Rade holds a BS in Physics from John Carroll University.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NAMED NOMINEE.

Meetings of the Board of Directors

During 2004, the Board of Directors held eight formal meetings and acted twice by unanimous written consent. Each of the nominees who was a member of the board of directors of the Company during 2004 attended at least 75% of the total number of Board meetings and meetings of the committee(s) on which he served in 2004.

Committees of the Board of Directors

Audit Committee.    I-many has an Audit Committee, which consisted of Messrs. Doyle, Low and Newkirk until August 24, 2005 and, following the reconstitution of the committee on August 31, 2005, currently consists of Messrs. Rade, Mitchell and Newkirk. The principal functions of the Audit Committee are to appoint, evaluate, retain and, when necessary, terminate the engagement of our independent registered public accountants, to review and approve any major accounting policy changes affecting our operating results, to review the arrangements for and scope of the independent audit and the results of the audit, to pre-approve audit services and non-audit activities performed by the independent registered public accountants, to ensure that the registered public accountants are in fact independent, and to establish and monitor policies to prohibit unethical, questionable or illegal activities of the employees of I-many, and to exercise all other responsibilities required of it by the Sarbanes-Oxley Act and its enabling rules. The Audit Committee held seven meetings during 2004 and acted once by unanimous written consent. In March 2004, the Board of Directors adopted a revised Audit Committee Charter, a copy of which was attached as an appendix to the Company’s 2004 proxy statement.

The Board of Directors has determined that each member of the Audit Committee is “independent,” as that term is used in the applicable listing standards of the National Association of Securities Dealers, Inc. and in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934, as amended, and that at least one member meets the financial sophistication standard set forth under the rules of the National Association of Securities Dealers, Inc. The Board of Directors has determined that John A. Rade qualifies as an “audit committee financial expert,” as the term is defined in Item 401(h) of the Securities and Exchange Commission’s Regulation S-K and that all of its members are financially sophisticated and have an understanding of generally accepted accounting principles and financial statements.

Compensation Committee.    The Board of Directors has established a Compensation Committee (formerly named the Executive Compensation Committee), which consisted of Messrs. Doyle and Low until August 24, 2005 and, following the reconstitution of the committee on August 31, 2005, currently consists of Messrs. Fingerhood, Mitchell and Newkirk. The Compensation Committee is responsible for:

•	setting the compensation of the Chief Executive Officer;

•	approving the compensation of other officers and key employees; and

•	administering the issuance of stock options and other equity-based awards under the Company’s stock incentive plans to the Company’s officers and other employees.

In 2004, the Compensation Committee held three meetings and acted once by unanimous written consent.

Committee for Limited Stock Option Grants.    The Board of Directors has established a Committee for Limited Stock Option Grants, consisting of Kevin M. Harris, the Company’s Chief Financial Officer. This committee is authorized to grant stock options under the Company’s stock option plans to employees who are not executive officers, except that the committee may not grant options for more than 30,000 shares of common stock to any single employee in any 12-month period. The Committee for Limited Stock Option Grants acted 48 times by unanimous written consent in 2004.

Nominating and Corporate Governance Committee.    The Company has established a standing Nominating and Corporate Governance Committee, consisting of Messrs. Low and Newkirk until August 31, 2005 and currently consisting of Messrs. Low, Fingerhood and Rade. Its functions include considering and nominating individuals for election to the Board of Directors, recommending committee assignments to the Board of Directors, and overseeing the Company’s corporate governance initiatives and compliance. The members of the Nominating and Corporate Governance Committee are independent directors, as defined by its charter and the rules of the Nasdaq Stock Market. This committee held one meeting in 2004 and two meetings in 2005 prior to distribution of this Proxy Statement. A copy of the Nominating and Corporate Governance Committee Charter is attached as an appendix to this Proxy Statement. As of the date of this Proxy Statement, the Nominating and Corporate Governance Committee did not have a formal policy with regard to the consideration of director candidates recommended by stockholders. The Board of Directors does not feel a formal policy is necessary, since the Nominating and Corporate Governance Committee will consider director nominees recommended by its stockholders. There has been no change in the procedure, set forth in the bylaws of the Company, by which stockholders may recommend nominees to the Company’s Board of Directors, except that the Nominating and Corporate Governance Committee, rather than the full Board of Directors, will now initially consider and approve such nominees. The names of such nominees should be addressed to:

Nominating and Corporate Governance Committee

c/o General Counsel

I-many, Inc.

399 Thornall Street, 12th Floor

Edison, NJ 08837

(207) 774-3244

No stockholder has submitted names of director nominees for consideration at the Annual Meeting.

Executive Search Committee.    The Board of Directors established an Executive Search Committee, consisting of Messrs. Fingerhood, Mitchell and Rade, on August 31, 2005. This committee will search for, and recommend to the Board of Directors, a permanent President and Chief Executive Officer. Mr. Edholm, who is currently the acting President and Chief Executive Officer, will be a candidate for this permanent position.

Communications with the Board of Directors

The Board of Directors does not have a formal policy with regard to stockholder communications to the Board of Directors. The Board of Directors will give appropriate attention to written communications that are submitted by stockholders and will respond if and as appropriate. The Chairman of the Board is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other Directors as he or they consider appropriate.

Stockholders who wish to send communications on any topic to the Board of Directors should address such communications to:

Board of Directors

c/o General Counsel

I-many, Inc.

399 Thornall Street, 12th Floor

Edison, NJ 08837

(207) 774-3244

The Company does not have a policy regarding director attendance at its Annual Meetings of Stockholders. At the Company’s 2004 Annual Meeting of Stockholders, all four members of the Board were in attendance.

Executive Officers

The following list sets forth the names and certain biographical information regarding the executive officers of the Company.

YORGEN H. EDHOLM, age 50, has served as a director since July 2005 and as President and Chief Executive Officer since August 8, 2005. Mr. Edholm is also currently on leave as the President and CEO of Accellion, Inc. a privately-held developer of Secure File Transfer solutions headquartered in Palo Alto, California. Prior to joining Accellion in August 2003, Mr. Edholm was President and CEO of DecisionPoint Applications, an analytical applications company. From 1989 to January 2001, Mr. Edholm co-founded Brio Software and served as its President and CEO. Mr. Edholm earned an MBA from the Stockholm School of Economics and a Masters in Engineering Physics from the Royal Institute of Technology in Stockholm.

KEVIN M. HARRIS, age 43, has served as I-many’s Chief Financial Officer since June 2003. From January 2001 to April 2003, Mr. Harris served as division controller for Hewlett Packard’s middleware division. From March 2000 to January 2001, Mr. Harris served as the corporate controller for Bluestone Software. From October 1998 to December 1999, Mr. Harris worked for Marketing Specialists, a food sales and marketing organization, as executive vice president of their mid-Atlantic division. From November 1996 to October 1998, Mr. Harris worked for Rogers-American Company, a food sales and marketing organization, as vice president/general manager of their Philadelphia office. Mr. Harris holds B.S. and M.B.A. degrees from Drexel University.

KIRK KRAPPÉ, age 43, has served as I-many’s Executive Vice President of Worldwide Markets since June 2004. From February 2004 to June 2004, Mr. Krappé served as vice president of product marketing at BEA Systems, a publicly-traded infrastructure software company. From June 2001 to August 2003, Mr. Krappé served as chief executive officer and president of Nextance, Inc. a private contract management software company. From May 1999 to June 2001, Mr. Krappé served as a senior vice president of markets at Corio, a publicly-traded application hosting company. Mr. Krappé received his MBA from INSEAD in Fontainebleau, France and a B.Eng. from Queen Mary College, University of London.

ROBERT G. SCHWARTZ, JR., age 40, has served as I-many’s Vice President, General Counsel and Secretary since September 2001. From April 2000 through August 2001, Mr. Schwartz was vice president, general counsel, secretary and a director of Emptoris, Inc., a developer of strategic sourcing software. From September 1999 through April 2000, Mr. Schwartz served as assistant general counsel of Cambridge Technology Partners, a publicly-held software integration services provider. From February 1997 through August 1999, Mr. Schwartz served as vice president, general counsel and secretary of Astea International Inc., a publicly-held developer of customer relationship management software. Mr. Schwartz holds a B.A. from Amherst College and a J.D. from Harvard Law School.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information concerning beneficial ownership of our outstanding common stock as of September 6, 2005 by:

•	each shareholder that we know is the beneficial owner of more than 5% of our common stock;

•	each of our directors and nominees for director;

•	each executive officer named in the Summary Compensation Table; and

•	all directors and executive officers as a group.

Information with respect to “beneficial ownership” shown in the table below is based on information supplied by the respective beneficial owners. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. For purposes of calculating the percentage beneficially owned by a particular beneficial owner, the shares of common stock deemed outstanding include 45,845,212 shares outstanding as of September 6, 2005 plus all common stock issuable on exercise of options (whether or not in-the-money) within 60 days of that date held by the particular beneficial owner (“Presently Exercisable Options”). Presently Exercisable Options are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the mailing address of each beneficial owner is c/o I-many, Inc., 399 Thornall Street, 12th Floor, Edison, NJ 08837.

Name And Address of Beneficial Owner	Shares Beneficially Owned	Percentage Beneficially Owned
Five Percent Owners:
Ramius Capital Group, LLC (1) 666 Third Avenue, 26th Floor New York, NY 10017	12,256,398	26.7%

Diker Management, LLC (2) 745 Fifth Ave., Suite 1409 New York, NY 10151	6,128,199	13.4%

ZF Partners, LP (3) One Ferry Building, Suite 255 San Francisco, CA 94111	3,156,000	6.9%

TowerView LLC (4) 500 Park Avenue New York, NY 10022	2,575,00	5.6%

Non-Employee Directors:
William F. Doyle (5)	425,406	*
Steven L. Fingerhood (6)	3,156,000	6.9%
Murray B. Low (7)	169,822	*
Mark R. Mitchell (8)	50,000	*
Karl E. Newkirk (9)	157,906	*
John A. Rade	42,000	*

Executive Officers:
Yorgen H. Edholm	72,500	*
Kevin M. Harris (10)	312,066	*
Kirk Krappé (10)	62,500	*
Robert G. Schwartz, Jr. (11)	349,330	*
All executive officers and directors as a group (10 people) (12)	4,783,530	10.1%

*	Indicates less than one percent of the outstanding common stock.

1.	Reported by the investor on Form 3 filed with the SEC on June 20, 2005. Ramius Capital Group, LLC (“Ramius Capital”) is (a) the investment adviser of each of RCG Ambrose Master Fund, Ltd. (“Ambrose”) and RCG Halifax Fund, Ltd. (“Halifax”), (b) the managing member of Ramius Securities, LLC (“Ramius Securities”) and (c) the sole member of Admiral Advisors, LLC, which is the managing member of each of Starboard Value and Opportunity Fund, LLC (“Starboard”) and Parche, LLC (“Parche”). As a result, Ramius Capital may be deemed the beneficial owner of (i) 2,841,324 shares of Common Stock owned by Ambrose, (ii) 478,101 shares of Common Stock owned by Halifax, (iii) 817,696 shares of Common Stock owned by Ramius Securities, (iv) 1,672,506 shares of Common Stock owned by Starboard, (v) 318,572 shares of Common Stock owned by Parche, and (vi) 6,128,199 shares of Common Stock beneficially held by Diker Management, LLC and certain related parties (the “Diker Parties”), which Ramius Capital may be deemed to beneficially own as a result of an irrevocable proxy pursuant to which the Diker Parties granted Starboard and Parche the right to vote their shares of Common Stock at the Annual Meeting. Ramius Capital disclaims beneficial ownership of the shares of Common Stock held by the above-referenced entities. Peter A. Cohen, Morgan B. Stark, Thomas W. Strauss and Jeffrey M. Solomon are the sole managing members of C4S & Co., LLC, the sole managing member of Ramius Capital. As a result, Messrs. Cohen, Stark, Strauss and Solomon may be considered beneficial owners of any shares deemed to be beneficially owned by Ramius Capital. Messrs. Cohen, Stark, Strauss and Solomon disclaim beneficial ownership of these shares. Excludes shares owned directly by Mark R. Mitchell (see Note 8).
2.	Reported by the investor on Schedule 13D/A filed with the SEC on June 10, 2005. Consists of 73,500 shares indirectly held by the investor in its capacity as the Registered Investment Adviser of certain managed accounts and partnerships, as set forth on Form 4. Pursuant to Schedule 13D/A it also consists of shares for which the investor claims shared voting and dispositive power as the investment manager of Diker Value-Tech Fund, LP, Diker Value-Tech QP Fund, LP, Diker Micro & Small Cap Fund, LP, Diker M&S Cap Master Fund, Ltd. and the investment adviser of separately managed accounts. These shares are included in the total shares beneficially owned by Ramius Capital Group, LLC (see Note 1).
3.	Reported by the investor on Schedule 13D filed with the SEC on April 25, 2005 and Form 4 filed on August 22, 2005. Voting and dispositive power of all 3,156,000 shares is shared with ZF Ventures, L.L.C., EGI-Fund (02-04) Investors, L.L.C., and SLF Partners, LLC.
4.	Reported by the investor on Schedule 13G filed with the SEC on August 15, 2005.
5.	Consists of (a) 400,001 shares issuable upon exercise of options exercisable within the 60-day period after September 6, 2005 and (b) 25,405 shares of common stock, including 8,000 shares of unvested restricted common stock. Mr. Doyle is not a nominee for re-election at the Annual Meeting.
6.	Consists entirely of shares held by ZF Partners, LP (See Note 3), of which Mr. Fingerhood is a co-founder and the investment manager. Mr. Fingerhood is the founder and Managing Member of SLF Partners, LLC, one of the Managing Members of ZF Ventures LLC, the general partner of ZF Partners, LP. Mr. Fingerhood disclaims beneficial ownership as to all 3,156,000 shares referenced, except to the extent of his pecuniary interest therein.
7.	Consists of (a) 137,501 shares issuable upon exercise of options exercisable within the 60-day period after September 6, 2005 and (b) 32,321 shares of common stock, including 8,000 shares of unvested restricted common stock.
8.	Mr. Mitchell disclaims beneficial ownership of the shares beneficially owned by Ramius Capital Group, LLC (see Note 1), of which he is a Managing Director.
9.	Consists of (a) 112,501 shares issuable upon exercise of options exercisable within the 60-day period after September 6, 2005 and (b) 45,405 shares of common stock, including 8,000 shares of unvested restricted common stock.
10.	Consists entirely of shares issuable upon exercise of options exercisable within the 60-day period after September 6, 2005.
11.	Consists of (a) 344,330 shares issuable upon exercise of options exercisable within the 60-day period after September 6, 2005 and (b) 5,000 shares of common stock.
12.	Consists of (a) 1,368,899 shares issuable upon exercise of options exercisable within the 60-day period after September 6, 2005 and (b) 3,414,631 shares of common stock, including 24,000 shares of unvested restricted common stock.

Executive Compensation and Related Information

The following table sets forth the total compensation paid by I-many for services rendered by our former Chief Executive Officer during the fiscal years ended December 31, 2004, 2003 and 2002, as well as our four other executive officers in office on December 31, 2004 (collectively, the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

		Annual Compensation									Long-term Compensation
Name And Principal Position	Year	Salary ($)			Bonus ($)			Other Annual Compensation ($)			Securities Underlying Options (#)	All Other Compensation ($)
A. Leigh Powell, Former Chairman, President and Chief Executive Officer	2004 2003 2002	$ $ $	250,000 250,000 250,000		$ $ $	197,500 143,728 400,546	(1) (3) (5)	$ $	— 4,066 6,773	(4) (4)	— 536,776 —	$ $ $	7,880 6,461 6,000	(2) (2) (2)

Terrence M. Nicholson, Former Chief Operating Officer	2004 2003 2002	$ $ $	200,000 200,000 183,096		$ $ $	148,000 133,082 139,114	(1) (3)	$ $	— 5,580 7,627	(4) (4)	— 429,421 35,000	$ $ $	5,769 6,461 6,000	(2) (2) (2)

Kevin M. Harris Chief Financial Officer	2004 2003	$ $	164,423 77,884	(6)	$ $	68,500 785	(1)	$	— 1,927	(4)	— 372,066	$ $	6,000 3,230	(2) (2)

Kirk Krappé Executive Vice President, Worldwide Markets	2004		$100,000	(6)		$69,146	(1)(7)		—		250,000		$3,000	(2)

Robert G. Schwartz, Jr. Vice President and General Counsel	2004 2003 2002	$ $ $	149,808 145,000 145,000		$ $ $	43,125 24,550 7,977	(1) (3)	$ $	— 2,440 2,202	(4) (4)	— 311,330 12,000		$5,077 — —	(2)

(1)	Consists of bonus for 2004 performance, whether paid in 2005 or 2004.
(2)	Consists of car allowance.
(3)	Consists of bonus for 2003 performance.
(4)	Consists of Company contributions to 401(k) Plan.
(5)	Consists of a cash bonus of $258,546 and an award of 100,000 unrestricted shares of common stock issued on February 7, 2003 as a bonus pursuant to the terms of his employment agreement.
(6)	Reflects partial year of earnings during first year of employment.
(7)	Represents sales commissions and draws against sales commissions.

Option Grants in Last Fiscal Year

The following table sets forth certain information with respect to stock options granted during the fiscal year ended December 31, 2004 to each of the Named Executive Officers, including the potential realizable value over the ten-year term of the options, based on assumed rates of stock appreciation from date of grant of 5% and 10%, compounded annually. These assumed rates of appreciation comply with the rules of the Securities and Exchange Commission and do not represent our estimate of our future stock price. Actual gain, if any, on stock options that are exercised will depend on the future performance of our common stock. The options expire on the earlier of 10 years from the date of grant or three months after termination of employment.

Individual Grants
	Number of Securities Underlying Options Granted (#)		Percent of Total Options Granted to Employees in Fiscal Year (1)	Exercise Price Per Share ($/Sh)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name						5%($)	10%($)
A. Leigh Powell	—		—	—	—	—	—
Terrence M. Nicholson	—		—	—	—	—	—
Kevin M. Harris	—		—	—	—	—	—
Kirk Krappé	250,000	(2)	25%	$1.24	6/21/2014	$194,959	$494,047
Robert G. Schwartz, Jr.	—		—	—	—	—	—

(1)	The percentage of total options granted to employees during the fiscal year ended December 31, 2004 is based upon options to purchase an aggregate of 911,792 shares of common stock granted under our option plans.
(2)	The options become exercisable as to 25% of the underlying shares upon the first anniversary of the date of grant and an additional 25% per year thereafter.

Aggregated Option Exercises in Last Fiscal Year and Year-End Option Values

The following table provides information concerning the exercise of options to purchase common stock by our Named Executive Officers during fiscal 2004 and the number and value of unexercised stock options held by these executive officers as of December 31, 2004. The value of unexercised in-the-money options is based on a per share market value of $1.50, the closing price of our stock at December 31, 2004 as reported by the NASDAQ National Market, less the applicable per share exercise price, multiplied by the number of shares issuable upon exercise of the option.

	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Shares Underlying Unexercised Options at December 31, 2004 (#)		Value of Unexercised In-The-Money Options at December 31, 2004 ($)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
A. Leigh Powell	15,000	$7,400	1,434,536	325,780	$384,028	$303,030
Terrence M. Nicholson	—	—	718,639	266,210	$311,702	$249,424
Kevin M. Harris	—	—	192,521	179,545	$230,152	$186,693
Kirk Krappé	—	—	0	250,000	$0	$65,000
Robert G. Schwartz, Jr.	5,000	$2,550	220,020	158,310	$216,910	$178,157

In the second quarter of 2005, Messrs. Powell, Nicholson, Harris, and Schwartz each adopted written plans under the Securities and Exchange Commission’s Rule 10b5-1(c) to exercise and sell specified numbers of option shares according to pre-determined formulas.

Employment Contracts and Termination of Employment and Change of Control Arrangements

YORGEN H. EDHOLM. Mr. Edholm does not currently have an employment agreement with the Company or a bonus program. He is currently receiving a base salary of $250,000 per annum. It is expected that the Compensation Committee will negotiate and approve an employment agreement and bonus program for him in the next several weeks.

KEVIN M. HARRIS. In June 2003, we entered into an employment agreement with Mr. Harris, our Chief Financial Officer. Under the agreement, which provides that Mr. Harris is employed on an “at will” basis, he now receives a base salary of no less than $165,000 per year. During the term of his employment, Mr. Harris will participate in a performance-based bonus program, the terms of which are determined annually by the Compensation Committee. Mr. Harris is entitled to severance pay equal to six months of his base salary if his employment is terminated or the conditions of his employment are materially reduced, other than for cause. Upon a sale of I-many or substantially all of its assets, or a merger or change of control of I-many, 100% of his then unvested options will vest at that time.

KIRK KRAPPÉ. In June 2004 we entered into an employment agreement with Mr. Krappé, our Executive Vice President, Worldwide Markets. Under the agreement, which provides that Mr. Krappé is employed on an “at will” basis, he receives a base salary of no less than $200,000 per year. During the term of his employment, Mr. Krappé will participate in a quota-based commission program, the terms of which are determined annually by the Compensation Committee. Mr. Krappé is entitled to severance pay equal to six months of his base salary and draw if his employment is terminated or the conditions of his employment are materially reduced, other than for cause. Upon a sale of I-many or substantially all of its assets, or a merger or change of control of I-many, 50% of his then unvested options will vest at that time, and the remaining unvested options will vest if his employment is terminated or his compensation reduced during the following 12 months.

ROBERT G. SCHWARTZ, JR. By resolution of I-many’s Board of Directors, if Mr. Schwartz’s employment is terminated or its terms substantially altered within six months of a change of control of I-many or a sale of substantially all of its assets, 50% of his then unvested options will vest.

Compensation of Directors

Our non-employee directors receive compensation in a combination of cash, stock options and restricted stock. They receive:

•	$2,500 per calendar quarter in cash

•	a one-time grant of an option to purchase 62,500 shares of common stock, granted on the date of election to the Board of Directors (vesting in three equal annual installments beginning on the first anniversary of the option grant date). The exercise price of all options will be the fair market value of I-many’s common stock on the date of grant, and the term of each option may not exceed ten years

•	an option to purchase 25,000 shares of common stock, granted on the date of each annual meeting of stockholders (vesting in three equal annual installments beginning on the first anniversary of the option grant date). The exercise price of all options will be the fair market value of I-many’s common stock on the date of grant, and the term of each option may not exceed ten years

and

•	a grant of restricted stock on each January 2 (or January 3 if January 2 is a Company holiday) on which such person is a member of the Board, which the Company may repurchase for par value if the director’s service ends before the grant vests. These shares vest if the director remains in the Company’s service through the announcement of full-year financial results for the year of grant (that is, approximately 13 months later). The number of shares granted is determined by dividing $12,000 by the closing market price of I-many’s common stock on the last trading day before the grant date (December 31, 2004 for the January 3, 2004 award).

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee during 2004 were Messrs. Doyle and Low and are presently Messrs. Fingerhood, Mitchell and Newkirk. No member of the Compensation Committee is or was at any time during the fiscal year ended December 31, 2004 an officer or employee of the Company, nor has any member of the Compensation Committee had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K under the Securities Exchange Act of 1934.

None of the Company’s executive officers has served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director of I-many or member of I-many’s Compensation Committee.

Certain Transactions

There were no transactions during 2004 to which I-many was a party, in which the amount involved exceeded $60,000 and which involved any director, director nominee, or executive officer of I-many, any 5% stockholder, or any member of the immediate family of any of those persons.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the directors, executive officers and the holders of more than 10% of the common stock of the Company to file with the SEC initial reports of ownership of the Company’s common stock and other equity securities on a Form 3 and reports of changes in such ownership on a Form 4 or Form 5. Officers, directors and 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file. Based solely on our review of copies of reports filed by reporting persons of the Company or written representations from certain reporting persons that no Form 5 filing was required for such person, the Company believes that during fiscal 2004 all filings required to be made by its reporting persons were timely made in accordance with the requirements of the Exchange Act, except that Diker Management LLC, a shareholder of the Company, filed a Form 3 Initial Statement of Beneficial Ownership of Securities approximately six months late when it reported on October 7, 2004, that it had acquired more than 10% of the Company’s outstanding common stock, and it further failed to report numerous acquisitions of the Company’s common stock between March and September 2004 until reporting them on a Form 4 on October 7, 2004.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee is responsible for:

•	setting the compensation of the Chief Executive Officer;

•	approving the compensation of other officers and key employees; and

•	administering the issuance of stock options and other equity-based awards under the Company’s stock incentive plans to the Company’s officers and other employees.

Two members of this committee during 2004, Messrs. Low and Doyle, are not currently members. Two current members of the committee, Messrs. Mitchell and Fingerhood, joined the Company’s Board of Directors in July 2005 and were not involved in compensation decisions during 2004 or the first two quarters of 2005, including the decisions referenced in this report. One current member of the committee, Mr. Newkirk, joined the Compensation Committee in August 2005 and was not involved in Compensation Committee decisions during 2004 or the first two quarters of 2005.

The Compensation Committee’s Philosophy

Our philosophy on establishing executive compensation continues to be to foster a high performance culture that motivates and retains high-performing executives. In implementing this philosophy, we establish executive compensation policies based on current corporate performance; the potential for future performance gains; whether stockholder value has been or will be enhanced; and competitive market conditions for executives in similar positions at local, regional and national companies having similar revenues and numbers of employees. Subject to the provisions of any long-term agreement we may have with employees, we seek to evaluate these factors for each executive officer on an annual basis, including consideration of the contribution made by each executive officer over the prior fiscal year. I-many’s compensation package for its officers generally includes a combination of an annual salary and bonus and, depending on the package of options already held by the employee, an additional stock option grant. We believe that our executive compensation provides an overall level of compensation that is competitive with companies in our industry of comparable size and complexity.

In 2004, the Compensation Committee engaged Strategic Advancement, Inc. to provide it with an independent evaluation and analysis of I-many’s compensation practices for executives. This evaluation and analysis was completed in late March 2004. In October 2004, following the adoption of a resolution by the company’s stockholders at their 2004 annual meeting, the Compensation Committee engaged Compensation Resources, Inc to provide it with an independent evaluation and analysis of I-many’s then-current and past compensation practices for executives and directors. This second report is included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 31, 2004 and is available on the Company’s website, www.imany.com. The Compensation Committee took into consideration the results of these analyses when determining 2005 compensation, and will do so again when determining future compensation and incentive awards made to members of I-many’s senior management team and its directors.

Base Salary.    In determining base salaries, we take into consideration competitive market conditions in the employee’s relevant market, each individual’s role and responsibilities in the organization, and, for employees with a performance record at the Company, an evaluation of the employee’s performance in the prior year. In 2004, the base salaries of our executives, including the Chief Executive Officer, remained unchanged from the prior year, except that Mr. Harris and Mr. Schwartz received raises reflected in the Summary Compensation Table above. For 2005, taking into consideration the independent compensation evaluations commissioned last year, the Compensation Committee raised the salaries of the executive officers other than the CEO. Mr. Powell’s base salary remained unchanged for 2005.

Bonus.    We seek to set bonuses so that total salary and bonus compensation to our officers is above the median for cash compensation paid by comparable companies. The ranges of bonuses reflect the individual’s specific responsibilities, experience and overall performance as well as performance of the Company during the year. In 2004 we paid our executive officers quarterly and year-end cash bonuses based on pre-determined Company and individual performance goals, defined in individual bonus plans. Each individual plan contained individual and company-wide performance metrics tied to the Company’s budget, revenue goals and profitability goals. After the 2004 plans were approved, no component of executive officer bonus compensation was discretionary. For 2005, the Compensation Committee established new bonus plans for executive officers, taking into consideration the Company’s 2005 budget and revenue and profitability goals, as well as the findings of the independent compensation consultants commissioned in the prior year.

Stock Options.    The use of stock options is a significant element of the compensation packages of the Company’s officers and, to a lesser extent, other employees. The timing of new grants depends upon a number of factors, including the officers’ or employees’ current stock and option holdings and such other factors as the Compensation Committee, generally in consultation with the Chief Executive Officer, deems relevant. These grants reflect the individual’s specific responsibilities, experience and overall performance as well as performance of I-many during the year. We generally seek to set option grants that will meaningfully align the executive’s financial interests with the stockholders’ interest in an increasing market price for our common stock. The Board of Directors and the Compensation Committee granted no new stock options to executive officers in 2004, other than an initial grant to the Company’s new Executive Vice President, Worldwide Markets, upon commencement of his employment. The decision not to award new options in 2004 reflected the Compensation Committee’s belief that the number of option shares held by executive officers during the past year, and their respective exercise prices, were already adequate to compensate the officers appropriately for positive stock performance and to align their interests with those of stockholders.

Former CEO Compensation.    The Compensation Committee left Mr. Powell’s base salary unchanged for the three past years. As discussed above, Mr. Powell received quarterly and year-end bonus payments determined strictly according to the attainment of pre-determined, quantitative individual and company performance goals. He received no new stock option awards in 2004.

Compliance with Internal Revenue Code Section 162(m)

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to its chief executive officer and its four other most highly compensated officers. Compensation above $1,000,000 may be deducted if it is “performance-based compensation” within the meaning of the Internal Revenue Code. Based on the compensation awarded to the chief executive officer and the other named officers of the Company, it does not appear that the Section 162(m) limitation will have a significant impact on the Company in the near term. Nevertheless, the Compensation Committee reserves the right to grant compensation above the limits of Section 162(m) if in the best interests of the stockholders.

Written and submitted by the former Compensation Committee:

William F. Doyle

Murray B. Low

Report approved by the current Compensation Committee:

Steven L. Fingerhood*

Mark R. Mitchell*

Karl E. Newkirk**

*	Board membership effective July 1, 2005; Compensation Committee membership effective August 31, 2005.
**	Compensation Committee membership effective August 31, 2005.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Company’s Board of Directors is currently composed of three members and acts under a written charter which was revised and restated in March 2004 and attached as an appendix to the Company’s 2004 proxy statement. The members of the Audit Committee are independent directors, as defined by its charter and the rules of the Nasdaq Stock Market. The Audit Committee held seven meetings and acted once by unanimous written consent during 2004. Two members of this committee during 2004, Messrs. Low and Doyle, are not currently members. Two current members of the committee, Messrs. Mitchell and Rade, joined the Company’s Board of Directors in July 2005 and were not involved in the audit of the Company’s 2004 financial statements or other events described in this report.

The Audit Committee reviewed the Company’s audited financial statements for 2004 and discussed these financial statements with management. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The Company’s independent registered public accountants are responsible for performing an audit of the Company’s annual financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) and to issue a report on those financial statements. The Audit Committee is responsible for monitoring and overseeing these processes.

During 2004, the Audit Committee reviewed and evaluated, and discussed with management, internal accounting and financial personnel and the independent registered public accountants, the following:

•	the plan for, and the independent registered public accountants’ report on, the Company’s 2004 financial statements,

•	changes in the Company’s accounting practices, principles, controls or methodologies,

•	significant developments or changes in accounting rules applicable to the Company,

•	terms of engagement of the Company’s independent registered public accountants, and

•	the adequacy of the Company’s internal controls and accounting, financial and auditing personnel.

The Audit Committee also reviewed and discussed the audited financial statements and the matters required by Statement on Auditing Standards 61 (Communication with Audit Committees) with BDO Seidman, LLP, the Company’s independent registered public accountants for 2004. SAS 61 requires the Company’s independent registered public accountants to discuss with the Audit Committee, among other things, the following:

•	Significant accounting policies,

•	Management judgments and accounting estimates,

•	Audit adjustments,

•	The judgments about the quality of the Company’s accounting principles as applied in its financial reporting, and

•	Other information in documents containing audited financial statements.

The Company’s independent registered public accountants also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Independence Standards Board Standard No. 1 requires independent registered public accountants to disclose in writing all relationships that in the independent registered public accountants’ professional opinion may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of independence. In addition, the Audit Committee discussed with the independent registered public accountants their independence from the Company.

Based on its discussions with management and the independent registered public accountants, and its review of the representations and information provided by management, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004.

Written and submitted by the former Audit Committee:

William F. Doyle

Murray B. Low

Karl E. Newkirk

Report approved by the current Audit Committee:

Mark R. Mitchell*

Karl E. Newkirk

John A. Rade**

*	Board membership effective July 1, 2005; Audit Committee membership effective August 31, 2005.
**	Board membership effective July 5, 2005; Audit Committee membership effective July 26, 2005.

THE FOREGOING REPORTS SHOULD NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES EXCHANGE ACT OF 1934 (TOGETHER, THE “ACTS”), EXCEPT TO THE EXTENT THAT WE SPECIFICALLY INCORPORATE THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

Audit Fees and Other Matters

Audit Fees

BDO Seidman, LLP, the Company’s independent registered public accountants, billed the Company an aggregate of $474,000 in fees for professional services rendered by such firm in connection with the audit of the Company’s financial statements and internal controls for the fiscal year ended December 31, 2004 and the reviews of the financial statements included in each of the Company’s Quarterly Reports on Form 10-Q during the fiscal year ended December 31, 2004. As of March 1, 2004, Deloitte & Touche LLP, the Company’s former independent registered public accountants, billed the Company an aggregate of $384,000 in fees for professional services rendered by such firm in connection with the audit of the Company’s financial statements for the fiscal year ended December 31, 2003 and the reviews of the financial statements included in each of the Company’s Quarterly Reports on Form 10-Q during the fiscal year ended December 31, 2003.

Audit-Related Fees

In 2004, BDO Seidman, LLP billed the Company $15,000 in fees in connection with the audit of I-many’s 401(k) Retirement Plan for the fiscal year ended December 31, 2003. In 2003, Deloitte & Touche LLP billed the Company (a) $131,000 in fees in connection with the aborted sale of the health and life sciences business to Neoforma, Inc., (b) $15,000 in fees in connection with the audit of I-many’s 401(k) Retirement Plan for the fiscal year ended December 31, 2002, (c) $10,000 in fees in connection with the audit of I-many’s 401(k) Retirement Plan for the fiscal year ended December 31, 2001, and (d) an aggregate of $97,000 in fees for other assurance and related services related to the performance of the audit of the Company’s financial statements for the fiscal year ended December 31, 2003.

Tax Fees

BDO Seidman, LLP billed the Company an aggregate of $57,000 in fees for tax compliance, tax advice and tax planning during the fiscal year ended December 31, 2004. Deloitte & Touche LLP billed the Company an aggregate of $205,000 in fees for tax compliance, tax advice and tax planning during the fiscal year ended December 31, 2003.

All Other Fees

None.

Pre-Approval Policies and Procedures

Pursuant to policies approved by the Audit Committee, the Company may not engage its independent registered public accountants to render any service unless the service is approved in advance by the Audit Committee or the services fall into any of the following categories:

•	The chairman of the Audit Committee may pre-approve any such audit or non-audit service; provided that the chairman is required to report on such approval at the next regularly scheduled meeting of the Audit Committee.

•	From time to time, the Audit Committee may pre-approve services that are expected to be provided to the Company by the independent registered public accountants during the next 12 months. At the time such pre-approval is granted, the Audit Committee shall:

•	identify the particular pre-approved services in a sufficient level of detail so that management will not be called upon to make a judgment as to whether a proposed service fits within the pre-approved services; and

•	establish a monetary limit with respect to each particular pre-approved service, which limit shall not be exceeded without obtaining further pre-approval under these procedures.

•	At each regularly scheduled meeting of the Audit Committee, management or the independent registered public accountants shall report to the Audit Committee regarding each service actually provided to the Company pursuant to this paragraph.

STOCK PRICE PERFORMANCE GRAPH

The graph below compares the cumulative total return on I-many’s common stock with The NASDAQ National Market Index (U.S. companies) and Morgan Stanley High Tech Index for the period from July 13, 2000 (the effective date of I-many’s initial public offering) to December 31, 2004. The comparison assumes that $100 was invested on July 13, 2000 in I-many’s common stock and in each of the comparison indices, and assumes reinvestment of dividends, where applicable. Stock price performance, presented for the period from July 13, 2000 through December 31, 2004, is not necessarily indicative of future results.

Stock/Index	7/13/00	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04
I-many Common Stock	$100.00	$99.62	$77.30	$11.37	$8.01	$12.02
NASDAQ National Market Index	$100.00	$59.18	$46.72	$32.19	$48.14	$52.55
Morgan Stanley High Tech Index	$100.00	$55.12	$44.53	$28.92	$41.50	$41.80

PROPOSAL 2

SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee has appointed BDO Seidman, LLP as the independent registered public accountants of the Company for the year ending December 31, 2005. BDO Seidman, LLP has served as independent registered public accountants of the Company since April 2, 2004. The stockholders will be asked to ratify the appointment of BDO Seidman, LLP at the Annual Meeting. Although stockholder approval of the Audit Committee’s selection of BDO Seidman, LLP is not required by law, the Board of Directors believes that it is advisable to give stockholders an opportunity to ratify the selection. If the proposal is not approved by the stockholders at the Annual Meeting, the Audit Committee may reconsider its selection. Representatives of BDO Seidman, LLP are expected to be present at the Annual Meeting, have an opportunity to make a statement if they so desire, and be available to respond to appropriate questions from stockholders.

As recommended by the Company’s Audit Committee of the Board of Directors, the Board of Directors engaged BDO Seidman, LLP (“BDO”) to serve as the Company’s independent registered public accountants for 2004. The appointment of BDO became effective on April 2, 2004, the date upon which BDO accepted the appointment.

During I-many’s two most recent fiscal years and through April 2, 2004, I-many did not consult BDO with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on I-many’s financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of SEC Regulation S-K.

On March 2, 2004, Deloitte & Touche LLP (“Deloitte”), I-many’s former independent registered public accountants, informed I-many that Deloitte would decline to stand for re-election as the Company’s independent registered public accountants after completion of Deloitte’s audit of the Company’s December 31, 2003 consolidated financial statements. Deloitte resigned effective March 30, 2004.

Deloitte’s report on I-many’s 2002 and 2003 consolidated financial statements did not contain an adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles. Deloitte’s reports contained explanatory paragraphs relating to the application of procedures relating to certain disclosures and reclassifications of financial statement amounts that related to the 2001 and 2000 financial statements that were audited by other registered public accountants who had ceased operations and for which Deloitte had expressed no opinion or other form of assurance other than with respect to such disclosures and reclassifications.

Deloitte advised the Company’s Audit Committee on January 29, 2004, in connection with the December 31, 2003 audit, that (1) there were two disagreements on matters of accounting principles and practices during the Company’s two most recent fiscal years which would have caused Deloitte, with respect to the disagreement occurring in 2002, to make reference thereto in Deloitte’s report on the Company’s December 31, 2002 consolidated financial statements had it not been resolved to Deloitte’s satisfaction, and with respect to the disagreement occurring in 2003, Deloitte would make reference thereto in Deloitte’s report on the Company’s December 31, 2003 consolidated financial statements had it not been resolved to Deloitte’s satisfaction, as departures from accounting principles generally accepted in the United States of America, and (2) Deloitte had identified a deficiency in the Company’s internal control that Deloitte considered to be a “material weakness” under standards established by the American Institute of Certified Public Accountants. Deloitte discussed each of these matters with the Company’s Audit Committee and management. These matters were:

A.

During 2003, Deloitte identified a material adjustment to software license revenue included in the draft of the Company’s September 30, 2003 unaudited consolidated financial statements presented for Deloitte’s review in connection with the Company’s September 30, 2003 Quarterly Report on Form 10-Q, based on

Deloitte’s interpretation of the terms of a customer contract. In discussions of this matter, the Company’s management and its Audit Committee expressed a difference of opinion with Deloitte before accepting Deloitte’s position.

B.	During 2002, Deloitte identified a material adjustment to software license revenue included in the draft of the Company’s June 30, 2002 unaudited consolidated financial statements presented for Deloitte’s review in connection with the Company’s June 30, 2002 Quarterly Report on Form 10-Q, based on Deloitte’s interpretation of the terms of a reseller contract. In discussions of this matter, the Company’s management and its Audit Committee expressed a difference of opinion with Deloitte before accepting Deloitte’s position.

Because of the adjustments to revenue described in paragraphs A and B above and other issues relating to the Company’s revenue contracts, which were resolved to Deloitte’s satisfaction, Deloitte concluded that a material weakness existed in the Company’s system of internal control as it relates to revenue recognition and contracting practice. As a result of this notification, the Company expanded its formal contract review procedures during the preparation of financial statements.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF BDO SEIDMAN, LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR I-MANY FOR THE YEAR ENDING DECEMBER 31, 2005.

OTHER MATTERS

The Board of Directors knows of no other matters which may properly be and are likely to be brought before the meeting, other than the matters discussed herein. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will vote in accordance with their best judgment.

Annual Report to Stockholders

The Annual Report of I-many for the year ended December 31, 2004, including audited financial statements, accompanies this Proxy Statement. The Annual Report does not form any part of the material for the solicitation of proxies.

Deadline for Submission of Stockholder Proposals

The Company expects to hold its 2006 Annual Meeting in May 2006 and to mail its proxy statement in connection therewith by April 15, 2006. Accordingly, stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) for inclusion in the Company’s proxy materials for its 2006 Annual Meeting of Stockholders must be received by the Secretary of the Company at the principal offices of the Company no later than December 16, 2005. If a stockholder of the Company wishes to present a proposal at the 2006 Annual Meeting, but does not wish to have the proposal considered for inclusion in the Company’s proxy statement and proxy, such stockholder must also give written notice to the Secretary of the Company at the address noted above. The Secretary must receive such notice not less than 60 days nor more than 90 days prior to the 2006 Annual Meeting; provided that, in the event that less than 70 days’ notice or prior public disclosure of the date of the 2006 Annual Meeting is given or made, notice by the stockholder must be received not later than the close of business on the 10th day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first. The Nominating and Corporate Governance Committee will consider nominees recommended by stockholders of the Company in the same manner. The date of our 2006 Annual Meeting of Stockholders has not yet been established, but assuming it is held on May 26, 2006, in order to comply with the time periods set forth in our by-laws, appropriate notice for the 2006 Annual Meeting would need to be provided to our corporate Secretary no earlier than February 25, 2006 and no later than March 27, 2006. If a stockholder fails to provide timely notice of a proposal to be presented at the 2006 Annual Meeting, the proxies designated by the Board will have discretionary authority to vote on any such proposal.

Expenses of Solicitation

All costs of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, the Company’s directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, facsimile machine and personal interviews.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement or the Company’s Annual Report on Form 10-K may have been sent to multiple stockholders in your household. The Company will promptly deliver a separate copy of either document if you write or call the Company at the address set forth above. If you want separate copies of the proxy statement and annual report in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact the Company at the above address or telephone number.

By Order of the Board of Directors,

Yorgen H. Edholm
President and Chief Executive Officer

Edison, New Jersey

September 6, 2005

THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING, AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

Appendix

I-MANY, INC.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

A.	Purpose

The purpose of the Nominating and Corporate Governance Committee is to:

•	recommend to the Board the persons to be nominated for election as directors at any meeting of stockholders;

•	develop and recommend to the Board a set of corporate governance principles applicable to the Company; and

•	oversee the evaluation of the Board and management.

B.	Structure and Membership

1.	Number. The Nominating and Corporate Governance Committee shall consist of such number of directors as the Board shall from time to time determine.

2.	Independence. Except as otherwise permitted by the applicable rules of NASDAQ, each member of the Nominating and Corporate Governance Committee shall be an “independent director” as defined by such rules.

3.	Chair. Unless the Board elects a Chair of the Nominating and Corporate Governance Committee, the Committee shall elect a Chair by majority vote.

4.	Compensation. The compensation of Nominating and Corporate Governance Committee members shall be as determined by the Board.

5.	Selection and Removal. Members of the Nominating and Corporate Governance Committee shall be appointed by the Board, upon the recommendation of the Committee. The Board may remove members of the Nominating and Corporate Governance Committee from such Committee, with or without cause.

C.	Authority and Responsibilities

General

The Nominating and Corporate Governance Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management, in accordance with its business judgment.

Board and Committee Membership

1.	Selection of Director Nominees. Except where the Company is legally required by contract, bylaw or otherwise to provide third parties with the ability to nominate directors, the Nominating and Corporate Governance Committee shall be responsible for recommending to the Board the persons to be nominated for election as directors at any meeting of stockholders and the persons to be elected by the Board to fill any vacancies on the Board.

2.	Criteria for Selecting Directors. The Board’s criteria for selecting directors shall be determined in the Board’s and this Committee’s reasonable judgment. The Committee shall be responsible for reviewing with the Board, on an annual basis, the requisite skills and criteria for new Board members as well as the composition of the Board as a whole. The Committee shall adopt, and periodically review and revise as it deems appropriate, procedures regarding director candidates recommended by stockholders.

3.	Search Firms. The Nominating and Corporate Governance Committee shall have the authority to retain and terminate any search firm to be used to identify director nominees, including authority to approve the search firm’s fees and other retention terms. The Committee is empowered, without further action by the Board, to cause the Company to pay the compensation of any search firm engaged by the Committee.

4.	Selection of Committee Members. The Nominating and Corporate Governance Committee shall be responsible for recommending to the Board the directors to be appointed to each committee of the Board.

Evaluation of the Board; Succession Planning

1.	Evaluation of the Board. The Nominating and Corporate Governance Committee shall be responsible for overseeing a periodic self-evaluation of the Board to determine whether it and its committees are functioning effectively. The Committee shall determine the nature of any evaluation, supervise the conduct of any evaluation and prepare an assessment of the Board’s performance, to be discussed with the Board.

2.	Additional Powers. The Nominating and Corporate Governance Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

D.	Procedures and Administration

1.	Meetings. The Nominating and Corporate Governance Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Committee shall keep such records of its meetings as it shall deem appropriate.

2.	Subcommittees. The Nominating and Corporate Governance Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances.

3.	Reports to the Board. The Nominating and Corporate Governance Committee shall report regularly to the Board.

4.	Charter. The Nominating and Corporate Governance Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

5.	Independent Advisors. The Nominating and Corporate Governance Committee shall have the authority to engage such independent legal and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Committee is empowered, without further action by the Board, to cause the Company to pay the compensation of such advisors as established by the Committee.

6.	Investigations. The Nominating and Corporate Governance Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Committee or any advisors engaged by the Committee.

I-MANY, INC.

ANNUAL MEETING OF STOCKHOLDERS

MONDAY, OCTOBER 10, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE

BOARD OF DIRECTORS OF THE COMPANY.

The undersigned, having received notice of the annual meeting of stockholders and the proxy statement therefor and revoking all prior proxies, hereby appoints Yorgen H. Edholm and Robert G. Schwartz, Jr. (with full power of substitution), as proxies of the undersigned, to attend the annual meeting of stockholders of I-many, Inc. (the “Company”) to be held on Monday, October 10, 2005, and any adjourned or postponed session thereof, and there to vote and act, as indicated, upon the matters on the reverse side in respect of all shares of common stock of the Company which the undersigned would be entitled to vote or act upon, with all powers the undersigned would possess if personally present.

Attendance of the undersigned at the annual meeting of stockholders or at any adjourned or postponed session thereof will not be deemed to revoke this proxy unless the undersigned affirmatively indicates thereat the intention of the undersigned to vote said shares of common stock in person. If the undersigned hold(s) any such shares in a fiduciary, custodial or joint capacity or capacities, this proxy is signed by the undersigned in every such capacity as well as individually.

PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY

IN THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.

☒	Please mark votes as in this example.

1.	To elect the following persons as directors for one-year terms:

(1)	Yorgen H. Edholm
(2)	Steven L. Fingerhood
(3)	Murray B. Low
(4)	Mark R. Mitchell
(5)	Karl E. Newkirk
(6)	John Rade

FOR all nominees (except as marked to the contrary below)	WITHHOLD AUTHORITY
☐	☐

NOTE: IF YOU DO NOT WISH YOUR SHARES TO BE VOTED “FOR” A PARTICULAR NOMINEE, MARK THE “FOR” BOX AND STRIKE A LINE THROUGH THE NAME OF THE NOMINEE. YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEES.

2.	To ratify the selection of BDO Seidman, LLP as the Company’s independent auditors for the current fiscal year.

FOR	AGAINST	ABSTAIN
☐	☐	☐

THE SHARES OF COMMON STOCK REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN WITH RESPECT TO ANY PROPOSAL SPECIFIED HEREIN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND PROPOSAL 2. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PERSONS NAMED IN THIS PROXY WILL VOTE THE SHARES REPRESENTED BY THIS PROXY IN THEIR DISCRETION.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY BELOW.

CHECK HERE IF YOU PLAN TO ATTEND THE MEETING.    ☐

Stockholder(s) sign here ____________________________________    Date ________________________

NOTE:	Please sign exactly as name appears hereon. When Shares are held by joint tenants, all joint tenants should sign. When signing as attorney, executor, administrator, trustee or guardian, please give the full title as such. If a corporation, please sign in the full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.